Exhibit A

Supplemental Beneficial Ownership Information

Capitalized terms used and not defined herein have the definitions given to them in the Schedule 13D

James L. Dolan may be deemed to beneficially own an aggregate of 2,401,752 shares of Class A Common Stock, including (i) 245,620 shares of Class A Common Stock and (ii) 2,156,132 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 7.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 309,975 shares of Class A Common Stock (including 1,925 shares of Class A Common Stock held as custodian for one or more minor children and 308,050 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,091,777 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 202,559 shares of Class A Common Stock owned personally by his spouse, 39,886 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 887,064 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and an aggregate of 34,060 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee). He disclaims beneficial ownership of 1,925 shares of Class A Common Stock held as custodian for one or more minor children, 202,559 shares of Class A Common Stock owned personally by his spouse, 39,886 shares of Class A Common Stock, 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 887,064 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit, an aggregate of 34,060 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee and 9,328,276 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Thomas C. Dolan may be deemed to beneficially own 2,079,790 shares of Class A Common Stock, including (i) 57,114 shares of Class A Common Stock and (ii) 2,022,676 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This amount represents approximately 6.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 46,299 shares of Class A Common Stock (including 17,228 shares of Class A Common Stock owned personally and 29,071 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 1,066,647 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 1,066,647 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 9,461,732 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Patrick F. Dolan may be deemed to beneficially own an aggregate of 1,601,299 shares of Class A Common Stock, including (i) 6,195 shares of Class A Common Stock and (ii) 1,595,104 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.8% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 30,639 shares of Class A Common Stock (including 6,195 shares of Class A Common Stock owned personally and 24,444 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 1,570,660 shares of Class A Common Stock (including 886,015 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Patrick F. Dolan 2012 Descendants Trust, an aggregate of 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 Grandchildren Trusts for the benefit of Kevyn A. Dolan and Tara E. Dolan and 207,311 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stocked owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of 886,015 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Patrick F. Dolan 2012 Descendants Trust, an aggregate of 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 Grandchildren Trusts for the benefit of Kevyn A. Dolan and Tara E. Dolan, 207,311 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stocked owned by the 2009 Family Trust for his benefit and 9,889,304 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kathleen M. Dolan may be deemed to beneficially own an aggregate of 6,794,481 shares of Class A Common Stock, including (i) 180,020 shares of Class A Common Stock and (ii) 6,614,461 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 17.6% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 39,313 shares of Class A Common Stock (including 2,220 shares of Class A Common Stock owned personally, 4,481 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally, 2,300 shares of Class A Common Stock held as custodian for minor children or by household members and an aggregate of 30,312 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,755,168 shares of Class A Common Stock (including an aggregate of 175,500 shares of Class A Common Stock owned by the Dolan Children Trusts, an aggregate of 5,588,022 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 370,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 2,300 shares of Class A Common Stock held as custodian for minor children or by household members, an aggregate of 175,500 shares of Class A Common Stock owned by the Dolan Children Trusts, an aggregate of 5,588,022 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 370,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, 30,312 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust and 4,869,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 2,050,272 shares of Class A Common Stock, including (i) 96,465 shares of Class A Common Stock and (ii) 1,953,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 6.1% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 56,960 shares of Class A Common Stock (including 48,601 shares of Class A Common Stock owned personally, and 8,359 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 1,993,312 shares of Class A Common Stock (including 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 890,802 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust, 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 433,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 890,802 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust, 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 433,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 9,530,601 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 1,913,301 shares of Class A Common Stock, including 1,913,301 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 5.7% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 123,675 shares of Class A Common Stock (including 21,643 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally and 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Patrick F. Dolan 2012 Descendants Trust for which she serves as trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,789,626 shares of Class A Common Stock (including 1,038,308 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 279,645 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust for which her spouse serves as trustee, 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney and 96,371 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of 1,038,308 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 279,645 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust for which her spouse serves as trustee, 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, 96,371 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 9,571,107 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Corby Dolan Leinauer may be deemed to beneficially own an aggregate of 4,856,391 shares of Class A Common Stock, including (i) 2,022 shares of Class A Common Stock and (ii) 4,854,369 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 13.2% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 367 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,856,024 shares of Class A Common Stock (including 798 shares of Class A Common Stock owned jointly with her spouse, 857 shares of Class A Common Stock owned by the Leinauer Family Education Trust, an aggregate of 3,062,117 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, an aggregate of 1,416,950 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts and an aggregate 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trusts). She disclaims beneficial ownership of 367 shares of Class A Common Stock held as custodian for one or more minor children, 857 shares of Class A Common Stock owned by the Leinauer Family Education Trust, an aggregate of 3,062,117 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, an aggregate of 1,416,950 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts, an aggregate 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trusts and 6,630,039 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that she is the beneficial owner of such securities. See Exhibit B.

Mary S. Dolan may be deemed to beneficially own an aggregate of 6,893,721 shares of Class A Common Stock, including (i) 15,069 shares of Class A Common Stock and (ii) 6,878,652 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 17.8% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,810 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,886,911 shares of Class A Common Stock (including 8,259 shares of Class A Common Stock owned jointly with her spouse, an aggregate of 1,924,323 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, an aggregate of 3,062,117 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, an aggregate of 1,416,950 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts and an aggregate 375,302 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trusts). She disclaims beneficial ownership of 6,810 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 1,924,323 shares of Class A Common Stock issuable upon the conversion of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, an aggregate of 3,062,117 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, an aggregate of 1,416,950 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts, an aggregate 375,302 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trusts and 4,605,756 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Paul J. Dolan may be deemed to beneficially own an aggregate of 2,130,998 shares of Class A Common Stock, including (i) 185,099 shares of Class A Common Stock, and (ii) 1,945,899 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 6.3% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 91,442 shares of Class A Common Stock owned by the CFD Trust No. 10 and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,039,556 shares of Class A Common Stock (including 5,907 shares of Class A Common Stock owned jointly with his spouse, an aggregate of 87,750 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,845,939 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). He disclaims beneficial ownership of 91,442 shares of Class A Common Stock owned by the CFD Trust No. 10, an aggregate of 87,750 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,845,939 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 9,538,509 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that he is the beneficial owner of such securities. See Exhibit B.

Matthew J. Dolan may be deemed to beneficially own an aggregate of 1,908,647 shares of Class A Common Stock, including (i) 90,887 shares of Class A Common Stock and (ii) 1,817,760 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 5.7% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 3,137 shares of Class A Common Stock (including 1,750 shares of Class A Common Stock owned personally and 1,387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,905,510 shares of Class A Common Stock (including an aggregate of 87,750 shares of Class A Common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan). He disclaims beneficial ownership of 1,387 shares of Class A Common Stock held as custodian for a minor child, an aggregate of 87,750 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, an aggregate of 1,817,760 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and 9,666,648 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Brian G. Sweeney may be deemed to beneficially own an aggregate of 1,913,301 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 5.7% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 279,645 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust for which he serves as trustee and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,633,656 shares of Class A Common Stock (including 21,643 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by his spouse, 1,038,308 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse, 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Patrick F. Dolan 2012 Descendants Trust for which his spouse serves as trustee, 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney and 96,371 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for the benefit of his spouse. He disclaims beneficial ownership of 21,643 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by his spouse, 279,645 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust for which he serves as trustee, 1,038,308 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse, 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Patrick F. Dolan 2012 Descendants Trust for which his spouse serves as trustee, 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, 96,371 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for the benefit of his spouse and 9,571,107 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kristin A. Dolan may be deemed to beneficially own an aggregate of 2,401,752 shares of Class A Common Stock, including (i) 245,620 shares of Class A Common Stock and (ii) 2,156,132 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 7.1% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 236,619 shares of Class A Common Stock (including 202,559 shares of Class A Common Stock owned personally and an aggregate of 34,060 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,165,133 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with her spouse, 1,925 shares of Class A Common Stock held by her spouse as custodian for minor children or by household members, 39,886 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of her spouse, 308,050 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally by her spouse, 887,064 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for the benefit of her spouse and 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 1,925 shares of Class A Common Stock held by her spouse as custodian for minor children or by household members, 39,886 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of her spouse, 308,050 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally by her spouse, 887,064 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for the benefit of her spouse, 926,958 shares of Class A Common Stock issuable upon the conversion of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse, an aggregate of 34,060 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee and 9,328,276 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The Charles F. Dolan Children Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 966,844 shares of Class A Common Stock, including (i) 39,886 shares of Class A Common Stock and (ii) 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.9% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,557,450 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 966,844 shares of Class A Common Stock, including (i) 39,886 shares of Class A Common Stock and (ii) 926,958 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.9% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,557,450 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 886,015 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.7% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,598,393 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 966,845 shares of Class A Common Stock, including (i) 47,864 shares of Class A Common Stock and (ii) 918,981 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.9% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,565,427 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 938,666 shares of Class A Common Stock, including (i) 47,864 shares of Class A Common Stock and (ii) 890,802 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.9% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,593,606 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney may be deemed to beneficially own an aggregate of 1,038,308 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.2% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,446,100 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 887,064 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 2.7% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,597,344 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 1,066,647 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.2% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,417,761 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 207,311 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.6% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,277,097 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 370,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 1.1% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,113,546 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 433,862 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 1.3% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,050,546 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 96,371 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.3% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,388,037 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Ryan Dolan 1989 Trust may be deemed to beneficially own an aggregate of 15,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.1% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,469,252 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Tara Dolan 1989 Trust may be deemed to beneficially own an aggregate of 15,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.1% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,469,252 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan may be deemed to beneficially own an aggregate of 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 1.6% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,963,584 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 520,824 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 1.6% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 10,963,584 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 375,302 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 1.2% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,109,106 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Kathleen M. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.3% of the shares of Class A Common Stock currently outstanding. Paul J. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 11,384,448 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan may be deemed to share power to direct the disposition of the shares held by the trust because she has to right the substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

The Deborah A. Dolan-Sweeney 2012 Descendants Trust may be deemed to beneficially own an aggregate of 279,645 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.9% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,204,763 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Brian G. Sweeney is the trustee and has the sole power to vote and dispose of the shares held by the trust. Deborah A. Dolan-Sweeney may be deemed to share power to direct the disposition of the shares held by the trust because she has the right to substitute assets with the trust, subject to the trustee’s reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

The Marianne E. Dolan Weber 2012 Descendants Trust may be deemed to beneficially own an aggregate of 99,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.3% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,384,448 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Richard Baccari is the trustee and has the sole power to vote and dispose of the shares held by the trust. Marianne E. Dolan Weber may be deemed to share power to direct the disposition of the shares held by the trust because she has the right to substitute assets with the trust, subject to the trustee’s reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

The Patrick F. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 102,032 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.3% of the shares of Class A Common Stock currently outstanding. Deborah A. Dolan-Sweeney is the trustee and has the sole power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 11,382,376 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Patrick F. Dolan may be deemed to share power to direct the disposition of the shares held by the trust because he has the right to substitute assets with the trust, subject to the trustee’s reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

The CFD 2010 Grandchildren Trust FBO Aidan Dolan may be deemed to beneficially own an aggregate of 17,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.1% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,467,378 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kristin A. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Quentin Dolan may be deemed to beneficially own an aggregate of 17,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.1% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,467,378 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kristin A. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2021 GC Trust FBO Kevyn A. Dolan may be deemed to beneficially own an aggregate of 187,651 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.6% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,296,757 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The CFD 2021 GC Trust FBO Tara E. Dolan may be deemed to beneficially own an aggregate of 187,651 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.6% of the shares of Class A Common Stock currently outstanding. The trust disclaims beneficial ownership of 11,296,757 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The foregoing information does not include 556,790 unvested restricted stock units granted by the Issuer to Kristin A. Dolan (James L. Dolan’s spouse). The foregoing information also does not include restricted stock units granted by the Issuer to its directors and which units settle 90 days following the person’s separation from the Issuer: James L. Dolan (Kristin A. Dolan’s spouse), 71,478 units; Thomas C. Dolan, 71,478 units; Brian G. Sweeney (Deborah A. Dolan-Sweeney’s spouse), 71,478 units; Kristin A. Dolan (James L. Dolan’s spouse), 31,272 units; and Patrick F. Dolan, 71,478 units.

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